                                                                     Exhibit 5-B

                            Richards, Layton & Finger
                                One Rodney Square
                                  P.O. Box 551
                           Wilmington, Delaware 19899
                            Telephone (302) 658-6541
                            Telecopier (302) 658-6548



                                 April 28, 1995


U S West Financing I
c/o U S West, Inc.
7800 East Orchard Road
Englewood, Colorado 80111

          Re:  U S West Financing I

Ladies and Gentlemen:

          We have acted as special Delaware counsel for U S West, Inc., a Colorado corporation ("U S West"), and U S West Financing I, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

          For purpose of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

          (a)  The Certificate of Trust of the Trust, dated  March 1,
1995 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on March 1, 1995;

          (b) The Declaration of Trust of the Trust, dated March 1, 1995, between U S West and the trustees of the Trust named therein;

          (c) Amendment No. 1 to the Registration Statement (the "Registration Statement") on Form S-3, including a preliminary prospectus subject to completion, dated April 28, 1995 (the "Prospectus"), and a preliminary prospectus supplement subject to completion, dated April 28, 1995 (the "Prospectus

U S West Financing I
April 28, 1995
Page 2



Supplement"), relating to the __% Trust Originated Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"), as proposed to be filed by U S West and the Trust with the Securities and Exchange Commission on or about April 28, 1995;

          (d) A form of Amended and Restated Declaration of Trust of the Trust, to be entered into between U S West, the trustees of the Trust named therein, and the holders, from time to time, of the undivided beneficial interests in the assets of the Trust (including Exhibit A thereto) (the "Declaration"), attached as an exhibit to the Registration Statement; and

          (e) A Certificate of Good Standing for the Trust, dated April 28, 1995, obtained from the Secretary of State.

          Initially capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

          For purpose of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs
(a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

          With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

          For purposes of this opinion, we have assumed (i) that the Declaration constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Declaration and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due organization or due formation, as the case may be, and valid existence in good standing

U S West Financing I
April 28, 1995
Page 3



of each party to the documents examined by us under the laws of the jurisdiction governing its organization or formation, (iii) the legal capacity of natural persons who are parties to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (collectively, the "Preferred Security Holders") of a Preferred Security Certificate for such Preferred Security and the payment for the Preferred Security acquired by it, in accordance with the Declaration and the Registration Statement, and (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Declaration and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

          This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

          Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

          1. The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act.

          2. The Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

          3. The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated, pursuant to the Declaration, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Preferred Security Certificates and the issuance of replacement Preferred Security Certificates, and (ii) provide security and indemnity in connection with requests of or directions to the Property
Trustee to exercise its rights and powers under the Declaration.

U S West Financing I
April 28, 1995
Page 4



          We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. We hereby consent to the use of our name under the heading "Legal Matters" in the Prospectus Supplement and "Legal Opinions" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                   Very truly yours,

                                   /s/ Richards, Layton & Finger

                            Richards, Layton & Finger
                                One Rodney Square
                                  P.O. Box 551
                           Wilmington, Delaware 19899
                            Telephone (302) 658-6541
                            Telecopier (302) 658-6548



                                   April 28, 1995


U S West Financing II
c/o U S West, Inc.
7800 East Orchard Road
Englewood, Colorado 80111

          Re:  U S West Financing II

Ladies and Gentlemen:

          We have acted as special Delaware counsel for U S West, Inc., a Colorado corporation ("U S West"), and U S West Financing II, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

          For purpose of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

          (a) The Certificate of Trust of the Trust, dated as of March 1, 1995 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on March 1, 1995;

          (b) The Declaration of Trust of the Trust, dated as of March 1, 1995, between U S West and the trustees of the Trust named therein;

          (c) Amendment No. 1 to the Registration Statement (the "Registration Statement") on Form S-3, including a preliminary prospectus subject to completion, dated April 28, 1995 (the "Prospectus"), and a preliminary prospectus supplement subject to completion, dated April 28, 1995 (the "Prospectus

U S West Financing II
April 28, 1995
Page 2



Supplement"), relating to the __% Trust Originated Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"), as proposed to be filed by U S West and the Trust with the Securities and Exchange Commission on or about April 28, 1995;

          (d) A form of Amended and Restated Declaration of Trust of the Trust, to be entered into between U S West, the trustees of the Trust named therein, and the holders, from time to time, of the undivided beneficial interests in the assets of the Trust (including Exhibit A thereto) (the "Declaration"), attached as an exhibit to the Registration Statement; and

          (e) A Certificate of Good Standing for the Trust, dated April 28, 1995, obtained from the Secretary of State.

          Initially capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

          For purpose of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs
(a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

          With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

          For purposes of this opinion, we have assumed (i) that the Declaration constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Declaration and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due organization or due formation, as the case may be, and valid existence in good standing

U S West Financing II
April 28, 1995
Page 3



of each party to the documents examined by us under the laws of the jurisdiction governing its organization or formation, (iii) the legal capacity of natural persons who are parties to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (collectively, the "Preferred Security Holders") of a Preferred Security Certificate for such Preferred Security and the payment for the Preferred Security acquired by it, in accordance with the Declaration and the Registration Statement, and (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Declaration and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

          This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

          Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

          1. The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act.

          2. The Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

          3. The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated, pursuant to the Declaration, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Preferred Security Certificates and the issuance of replacement Preferred Security Certificates, and (ii) provide security and indemnity in connection with requests of or directions to the Property
Trustee to exercise its rights and powers under the Declaration.

U S West Financing II
April 28, 1995
Page 4



          We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. We hereby consent to the use of our name under the heading "Legal Matters" in the Prospectus Supplement and "Legal Opinions" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                   Very truly yours,


                                   /s/ Richards, Layton & Finger

                            Richards, Layton & Finger
                                One Rodney Square
                                  P.O. Box 551
                           Wilmington, Delaware 19899
                            Telephone (302) 658-6541
                            Telecopier (302) 658-6548



                                  April 28, 1995


U S West Financing III
c/o U S West, Inc.
7800 East Orchard Road
Englewood, Colorado 80111

          Re:  U S West Financing III

Ladies and Gentlemen:

          We have acted as special Delaware counsel for U S West, Inc., a Colorado corporation ("U S West"), and U S West Financing III, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

          For purpose of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

          (a)  The Certificate of Trust of the Trust, dated  March 1,
1995 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on March 1, 1995;

          (b) The Declaration of Trust of the Trust, dated March 1, 1995, between U S West and the trustees of the Trust named therein;

          (c) Amendment No. 1 to the Registration Statement (the "Registration Statement") on Form S-3, including a preliminary prospectus subject to completion, dated April 28, 1995 (the "Prospectus"), and a preliminary prospectus supplement subject to completion, dated April 28, 1995 (the "Prospectus

U S West Financing III
April 28, 1995
Page 2



Supplement"), relating to the __% Trust Originated Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"), as proposed to be filed by U S West and the Trust with the Securities and Exchange Commission on or about April 28, 1995;

          (d) A form of Amended and Restated Declaration of Trust of the Trust, to be entered into between U S West, the trustees of the Trust named therein, and the holders, from time to time, of the undivided beneficial interests in the assets of the Trust (including Exhibit A thereto) (the "Declaration"), attached as an exhibit to the Registration Statement; and

          (e) A Certificate of Good Standing for the Trust, dated April 28, 1995, obtained from the Secretary of State.

          Initially capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

          For purpose of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs
(a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

          With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

          For purposes of this opinion, we have assumed (i) that the Declaration constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Declaration and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due organization or due formation, as the case may be, and valid existence in good standing

U S West Financing III
April 28, 1995
Page 3



of each party to the documents examined by us under the laws of the jurisdiction governing its organization or formation, (iii) the legal capacity of natural persons who are parties to the documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (collectively, the "Preferred Security Holders") of a Preferred Security Certificate for such Preferred Security and the payment for the Preferred Security acquired by it, in accordance with the Declaration and the Registration Statement, and (vii) that the Preferred Securities are issued and sold to the Preferred Security Holders in accordance with the Declaration and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

          This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

          Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

          1. The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act.

          2. The Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

          3. The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated, pursuant to the Declaration, to (i) provide indemnity in connection with and pay taxes or governmental charges arising from transfers of Preferred Security Certificates, and (ii) provide security or indemnity in connection with and pay taxes or governmental charges arising from the issuance of replacement Preferred Security Certificates.

U S West Financing III
April 28, 1995
Page 4



          We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. We hereby consent to the use of our name under the heading "Legal Matters" in the Prospectus Supplement and "Legal Opinions" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                   Very truly yours,


                                   /s/ Richards, Layton & Finger